 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2019 (May 23, 2019)

Appian Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38098	54-1956084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11955 Democracy Drive, Suite 1700, Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 442-8844
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	APPN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 23, 2019, Appian Corporation (the “Company”) entered into a Stock Option Grant Agreement (the “Option Grant Agreement”) with Matthew Calkins, the Company’s Chief Executive Officer and Chairman of the Company’s Board of Directors, pursuant to which the Company granted Mr. Calkins an option to purchase 700,000 shares of the Company’s Class A common stock under the Company’s 2017 Equity Incentive Plan (the “Plan”), with an exercise price equal to the closing price of the Company’s Class A common stock on such date. The option will vest if the price per share of the Company’s Class A common stock closes at or above 2.5 times the trailing 45-day average closing price of the Company’s Class A common stock prior to the date of grant (the “Vesting Price Threshold”) during every business day of a 90-calendar day period, or if the Company engages in a Corporate Transaction (as defined in the Plan) in which the Company’s Class A common stock is valued at or above the Vesting Price Threshold.
In connection with the Option Grant Agreement, on May 23, 2019, Mr. Calkins sent a letter to the Company’s Board of Directors stating that he intends to donate 100% of the income from any sales of shares acquired upon exercise of the option under the Option Grant Agreement to a charitable organization or charitable foundation. A copy of the letter is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Letter to the Board of Directors, dated May 23, 2019, from Matthew Calkins.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Appian Corporation

Date: May 24, 2019	By:	/s/ Mark Lynch
Mark Lynch
Chief Financial Officer